UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 19, 2010

THE PBSJ CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-30911	59-1494168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4030 West Boy Scout Boulevard, Suite 700

Tampa, Florida 33607

(Address of principal executive office)

Registrant’s telephone number, including area code (813) 282-7275

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 19, 2010, The PBSJ Corporation, a Florida corporation (the “Company”), delivered to its employees via electronic mail a set of questions and answers for employees concerning the Company’s proposed merger with WS Atkins plc. A copy of the questions and answers for employees is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Questions and Answers for Employees issued by The PBSJ Corporation on August 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PBSJ CORPORATION

Date: August 19, 2010	By:	/s/ Benjamin P. Butterfield
		Name:	Benjamin P. Butterfield
		Title:	Senior Vice President and General Counsel

Index to Exhibits

Exhibit No.	Description

99.1	Questions and Answers for Employees issued by The PBSJ Corporation on August 19, 2010.

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